Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

iM Dolan McEniry Corporate Bond Fund
iM DBi Managed Futures Strategy ETF
iM DBi Hedge Strategy ETF
each a “Fund,” and together the “Funds,”
each a series of Manager Directed Portfolios
Supplement dated November 4, 2020 to each Fund’s Prospectus and
Statement of Additional Information (“SAI”), each dated April 30, 2020
Effective immediately, the website and email of the Funds’ investment adviser, iM Global Partners US LLC (the “Adviser”) is www.imgp.com and contact@imgp.com, respectively.
All references to the Adviser’s former website and email address (www.imglobalpartner.com and contact@imglobalpartner.com) in each Fund’s Prospectus and SAI are hereby replaced with the Adviser’s new website and web address as listed above.

Please retain this supplement for future reference.